                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported):    May 20, 1997
                                                           --------------------

                                    TRW Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


      Ohio                          1-2384                     34-0575430
-------------------        --------------------------    -----------------------
 (State or other            (Commission File Number)       (I.R.S. Employer
  jurisdiction of                                         Identification Number)
  incorporation)


                    1900 Richmond Road, Cleveland, Ohio     44124
--------------------------------------------------------------------------------
               (Address of principal executive offices)   (Zip Code)

               Registrant's telephone number, including area code:
                                 (216) 291-7000

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if change since last report)

Item 5.  Other Events.

         From time to time, TRW and its representatives make statements that are forward-looking. All forward-looking statements involve risks and uncertainties. TRW is filing this Form 8-K to provide readers with cautionary statements identifying, for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, important factors that could cause TRW's actual results to differ materially from those contained in any forward-looking statements made by, or on behalf of, the Company. These factors include, but are not limited to, the following matters.

         TRW's consolidated results could be affected by: the continued development of and demand for new products; the ability successfully to identify and integrate acquisitions; availability of funding for research and development; pricing pressures from customers; the introduction of competing products or technology by competitors; the economic, regulatory, and political instability of certain emerging countries; the effects of changes in laws and regulations as they relate to TRW's businesses; foreign exchange rates; the impact of legal proceedings; and the ability to attract and retain skilled employees with high-level technical competencies.

         TRW's automotive business also could be affected by: changes in consumer debt levels and interest rates; the cyclical nature of the automotive industry; moderation or decline in the automobile build rate; successful implementation of the Company's Project ELITE (Earning Leadership in Tomorrow's Environment) and the ability to achieve cost reductions; work stoppages; changes to the regulatory environment regarding automotive safety; and TRW's ability to increase the application rates of its products per vehicle.

         TRW's space and defense business also could be affected by: the ability to continue technical innovation; the level of defense funding by the government; the Company's ability to receive contract awards; and the ability to develop and market products and services for customers outside of the traditional space and defense markets.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    TRW INC.

Date:    May 20, 1997               By: /s/ Martin A. Coyle
                                        ---------------------------------------
                                          Martin A. Coyle
                                          Executive Vice President, General
                                          Counsel and Secretary